Exhibit 10.14

Bayswater Brokerage Florida LLC

2231 Falls Circle
Vacant Land Listing Agreement	Vero Beach, FL 32967
772-794-7827

1			This Non-Exclusive Right of Sale Listing Agreement ("Agreement") is between
2	*		MB 2013 LLC ("Seller")
3	*		and Bayswater Brokerage Florida LLC ("Broker").
4
5		1.	Authority to Sell Property: Seller gives Broker the NON-EXCLUSIVE RIGHT TO SELL the real and personal property
6	*		(collectively, "Property") described below, at the price and terms described below, beginning
7			February 9, 2016 and terminating at 11:59 p.m. on December 31, 2016 ("Termination Date"). Upon
8			full execution of a contract for sale and purchase of the Property, all rights and obligations of this Agreement will
9			automatically extend through the date of the actual closing of the sales contract. Seller and Broker acknowledge
10			that this Agreement does not guarantee a sale. This Property will be offered to any person without regard to race,
11			color, religion, sex, handicap, familial status, national origin, or any other factor protected by federal, state, or local
12			law. Seller certifies and represents that she/he/it is legally entitled to convey the Property and all improvements.
13	*
14		2.	Description of Property:
15	*		(a) Street Address: See Exhibit “A" attached hereto, as may be amended from time to time by Seller upon 24
16			hours' prior email notice to Broker including without limitation to add or delete the Exhibit “A" properties or to change the purchase price amounts.
17			Legal Description: See Exhibit "A"
18			☐ See Attachment ______________
19
20	*		(b) Personal Property, including storage sheds, electrical (including pedestal), plumbing, septic systems, water
21	*		tanks, pumps, solar systems/panels, irrigation systems, gates, domestic water systems, gate openers and
22			controls, fencing, timers, mailbox, utility meters (including gas and water), windmills, cattle guards, existing
23	*		landscaping, trees, shrubs, and lighting: if and to the extent the following exist
24			☐ See Attachment _______________
25	*		(c) Occupancy:
26	*		Property ☐ is ☒ is not currently occupied by a tenant. If occupied, the lease term expires____________ .
27	*
28	*	3.	Price and Terms: The property is offered for sale on the following terms or on other terms acceptable to Seller:
29	*		(a) Price: $ See Exhibit "A"
30	*		(b) Financing Terms: ☒ Cash ☐ Conventional ☐ VA ☐ FHA ☐ USDA ☐ Other (specify) ___________
31	*		☐ Seller Financing: Seller will hold a purchase money mortgage in the amount of $ ________________________
32	*		with the following terms: ______________________________________________________________________
33			☐ Assumption of Existing Mortgage: Buyer may assume existing mortgage for $ plus
34			an assumption fee of $ ____________________. The mortgage is for a term of ____________ years beginning in
35			_____________, at an interest rata of ______ % ☐ fixed ☐ variable (describe) ___________________________.
36			Lender approval of assumption ☐ is required ☐ is not required ☐ unknown. Notice to Seller: You may
37			remain liable for an assumed mortgage for a number of years after the Property is sold. Check with your
38			lender to determine the extent of your liability. Seller will ensure that all mortgage payments and required
39			escrow deposits are current at the time of closing and will convey the escrow deposit to the buyer at closing.
40			(c) Seller Expenses: Seller will pay ~~mortgage discount or other closing costs not to exceed ___________% of the purchase~~
41			 ~~price and any other~~ customary residential closing expenses Seller agrees to pay in connection with a transaction.
42
43		4.	Broker Obligations: Broker agrees to make diligent and continued efforts to sell the Property until closing occurs. ~~a sales~~
44			~~contract is pending on the Property.~~
45
46		5.	Multiple Listing Service: Placing the Property in a multiple listing service (the "MLS") is beneficial to Seller
47			because the Property will be exposed to a large number of potential buyers. As a MLS participant. Broker is obligated
48			to timely deliver this listing to the MLS. This listing will be promptly published in the MLS unless Seller
49			directs Broker otherwise in writing. Seller authorizes Broker to report to the MLS this listing information and price,
50	*		terms, and financing information on any resulting sale for use by authorized Board / Association members and
51	*		MLS participants and subscribers unless Seller directs Broker otherwise in writing.

		6.	Broker Authority: Seller authorizes Broker to:
(a) Advertise the Property as Broker deems advisable and with Seller’s prior written approval of all content and media including advertising the Property on the Internet unless limited in (6)(a)(i) or (6)(a)(ii) below.
(Seller opt-out) (Check one if applicable)
(i) ☐ Display the Property on the Internet except the street address.
(ii) ☐ Seller does not authorize Broker to display the Property on the Internet.

Seller () (_____) and Broker/Sales Associate (_____) () acknowledge receipt of a copy of this page, which is Page 1 of 4.
VLLA-2 Rev 10/13	© 2013 Florida Association of Realtors®

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52				Seller understands and acknowledges that if Seller selects option (ii), consumers who search for listings on
53				the Internet will not see information about the Property in response to their search.
54	*			_____________ / ______________ initials of Seller
55			(b)	Place appropriate transaction signs on the Property, including "For Sale" signs and "Sold" signs (once Seller
56				signs a sales contract) and use Seller's name in connection with marketing or advertising the Property.
57			(c)	Obtain information relating to the present mortgage(s) on the Property.
58			(d)	Provide objective comparative market analysis information to potential buyers.
59	*		(e)	(Check if applicable) ☐ Use a lock box system and/or gate code to show and access the Property. A lock
60				box or gate does not ensure the Property’s security. Seller is advised to secure or remove valuables. Seller
61				agrees that the lock box or gate is for Seller's benefit and releases Broker, persons working through Broker,
62				and Broker's local Realtor Board / Association from all liability and responsibility in connection with any
63	*			damage or loss that occurs. ☐ Withhold verbal offers. ☐ Withhold all offers once Seller accepts a sales
64				contract for the Property.
65			(f)	Act as a ~~transaction broker~~ single agent unless a different relationship is or has been established in writing.
66			(g)	Virtual Office Websites: Some real estate brokerages offer real estate brokerage services online. These
67				websites are referred to as Virtual Office Websites ("VOWs"). An automated estimate of market value or
68				reviews and comments about a property may be displayed in conjunction with a property on some VOWs.
69				Anyone who registers on a VOW may gain access to such automated valuations or comments and reviews
70				about any property displayed on a VOW. Unless limited below, a VOW may display automated valuations or
71				comments and reviews about this Property.
72	*			☒ Seller does not authorize an automated estimate of the market value of the listing (or a hyperlink to such
73				estimate) to be displayed in immediate conjunction with the listing of this Property.
74	*			☒ Seller does not authorize third parties to write comments or reviews about the listing of the Property (or
75				display a hyperlink to such comments or reviews) in immediate conjunction with the listing of this Property.

76		7.	Seller Obligations and Representations: In consideration of Broker's obligations, Seller reasonably agrees to:
77			(a)	Cooperate with Broker in carrying out the purpose of this Agreement, including referring immediately
78				to Broker all inquiries regarding the Property's transfer, whether by purchase or any other means of transfer.
79			(b)	Provide Broker accurate information about the Property of which Seller may be aware, including but not
80				limited to utility availability, presence of or access to water supply, sewer or septic system, problems with
81				drainage, grading or soil stability, environmental hazards, commercial or industrial nuisances (noise, odor,
82				smoke, etc.), utility or other easements, shared driveways, encroachments from or on adjacent property,
83				zoning, wetland, flood hazard, tenancies, cemetery/grave sites, abandoned well, underground storage tanks,
84				presence of protected species, or nests of protected species.
85			(c)	Provide Broker access to the Property and make the Property available for Broker to show during reasonable
86				times.
87			(d)	Inform Broker before leasing, mortgaging, or otherwise encumbering the Property excluding notices of commencement for property under construction.
88			(e)	Indemnify Broker and hold Broker harmless from losses, damages, costs, and expenses of any nature, ~~including~~
89				~~attorney's fees~~ and from liability to any person, that Broker incurs because of (1) Seller's gross negligence,
90				~~representations~~ material known misrepresentations, ~~actions, or inactions~~; (2) the use of a lock box or gate
91				code; except in the event of Broker’s negligence (3) the existence of undisclosed known material facts about
92				the Property; or (4) a court ~~or arbitration~~ decision that a broker who was not compensated in connection
93				with a transaction is entitled to compensation from Broker. This clause will survive Broker's performance and the transfer of title.
94			(f)	Perform any act reasonably necessary to comply with FIRPTA (Section 1445 of the Internal Revenue Code).
95			(g)	Make all legally required disclosures, including all facts that materially affect the Property’s value and are not
96				readily observable or known by the buyer. Seller to the best of Seller’s knowledge certifies and represents that
97				Seller knows of no such material facts (local government building code violations, unobservable defects, etc.) other than the following:
98	*
99				Seller will immediately inform Broker of any material facts that arise after signing this Agreement.
100			(h)	Consult appropriate professionals for related legal, tax, property condition, environmental, foreign reporting
101				requirements, and other specialized advice.
102			(i)	Seller represents that Seller is not aware of any notice of default recorded against the Property; any
103				delinquent amounts due under any loan secured by or other obligation affecting the Property; any bankruptcy,
104				foreclosure, insolvency, or similar proceeding affecting the Property; any litigation, arbitration, administrative
105				action, government investigation, or other action that affects or may affect Seller's ability to transfer the
106				Property; any current, pending, or proposed special assessments affecting the Property; any planned public
107				improvements which may result in special assessments; or any mechanics' liens or material supplier liens
108				against the Property.

Seller () (_____) and Broker/Sales Associate () (_____) acknowledge receipt of a copy of this page, which is Page 2 of 4.
VLLA-2 Rev 10/13	© 2013 Florida Association of Realtors®

109		8.	Compensation: Seller will compensate Broker as specified below for procuring a buyer who is ready, willing,
110			and able to purchase the Property or any interest in the Property on the terms of this Agreement or on any other
111			terms acceptable to Seller. Seller will pay Broker as follows (plus applicable sales tax):
112	*		(a) 6 % of the total purchase price plus $ 0.00 OR $ 0.00 , no
113			later than the date of closing specified in the sales contract. However, closing is not a prerequisite for Broker's
114			fee being earned.
115	*		(b) ___________ ($ or %) of the consideration paid for an option, at the time an option is created. If the option is
116			exercised, Seller will pay Broker the Paragraph 8(a) fee, less the amount Broker received under this
117			subparagraph.
118	*		(c) ___________ ($ or %) of gross lease value as a leasing fee, on the date Seller enters into a lease or
119			agreement to lease, whichever is earlier. This fee is not due if the Property is or becomes the subject of a
120			contract granting an exclusive right to lease the Property.
121			(d) Broker's fee is due in the following circumstances: (1) if any interest in the Property is transferred, ~~whether~~ by
122			sale, ~~lease, exchange, governmental action, bankruptcy, or any oth~~e~~r means of transfer~~, regardless of whether
123			the buyer is secured by Seller, Broker, or any other person. (2) If Seller ~~refuses or fails to sign an off~~e~~r at the~~
124			~~price and terms stated in this Agreemen~~t, materially and intentionally defaults on an executed sales contract,
125	*		~~or agrees with a buyer to cancel an executed sales contract~~: (3) If, within 15 days after Termination Date
126			("Protection Period"), Seller transfers or contracts to transfer the Property ~~or any interest in the Property~~
127			to any prospects with whom Seller, Broker, or any real estate licensee communicated in writing regarding the
128			Property before Termination Date. However, no fee will be due Broker if the Property is relisted after
129			Termination Date and sold through another broker.
130			(e) ~~Retained Deposits: As consideration for Broker’s services, Broker is entitled to receive ______% of all~~
131			~~deposits that Seller retains as liquidated damages for a buyer’s default in a transaction, not to exceed the~~
132			~~Paragraph 8(a) fee~~ in no event shall Broker’s fee be due if buyer defaults, and this provisions shall control any contrary provision in a sale & purchase agreement.

133		9.	Commercial Real Estate Sales Commission Lien Act: The Florida Commercial Real Estate Sales Commission
134			Lien Act provides that when a broker has earned a commission by performing licensed services under a brokerage
135			agreement with you, the broker may claim a lien against your net sales proceeds for the broker's commission. The
136			broker's lien rights under the act cannot be waived before the commission is earned.

137		10.	Cooperation with and Compensation to Other Brokers: Notice to Seller: The buyer’s broker, even if
138			compensated by Seller or Broker, may represent the interests of the buyer. Broker's office policy is to cooperate
139			with all other brokers except when not in Seller's best interest and to offer compensation in the amount of
140	*		☒ 3 % of the purchase price or $ 0.00 to a single agent for the buyer; ☒ 3 % of the
141	*		purchase price or $ 0.00 to a transaction broker for the buyer; and ☒ 3 % of the purchase
142	*		price or $ See Exhibit “A” to a broker who has no brokerage relationship with the buyer.
143	*		☐ None of the above. (If this is checked, the Property cannot be placed in the MLS.)

144		11.	Conditional Termination: At Seller’s request, Broker may agree to conditionally terminate this Agreement. If
145			Broker agrees to conditional termination, Seller must give Broker email notice confirming such termination
146	*		~~sign a withdrawal agreement, reimburse Broker for all direct expenses~~ i~~ncurred in mark~~e~~ting the Property~~,
147			and pay a cancellation fee ~~of $~~ that is mutually agreeable unless otherwise waived by Broker plus . applicable
148			sales tax. Broker may void the conditional termination, and Seller will pay the fee stated in Paragraph 8(a)
149			less the cancellation fee if Seller transfers or contracts to transfer the Property or any interest in the Property during
150			the time period from the date of conditional termination to Termination Date and Protection Period, if applicable.

151		12.	Dispute Resolution: This Agreement will be construed under Florida law. All controversies, claims, and other
152			matters in question between the parties arising out of or relating to this Agreement or the breach thereof will be
153			settled by ~~first attempting mediation under the rules of the American Mediation Association or other mediator~~
154			~~agreed upon by the parties. If~~ litigation. ~~arises out of this Agreement, the prevailing party will be entitled to recover~~
155			~~reasonable attorney’s fees and costs, unless the parties agree that disputes will be settled by arbitration as follows:~~
156	*		~~Arbitration: By initialing in the space provided, Seller (____) (____), Sales Associate (____), and Broker (____)~~
157			~~agree that disputes not resolved by mediation will be settled by neutral binding arbitration in the county in which~~
158			~~the Property is located in accordance with the rules of the American Arbitration Association or other arbitrator~~
159			~~agreed upon by the parties. Each party to any arbitration (or litigation to enforce the arbitration provision of this~~
160			~~Agreement or an arbitration award) will pay its own fees, costs, and expenses, including attorney’s fees, and will~~
161			~~equally split the arbitrator’s fees and administrative fees of arbitration.~~

162		13.	Miscellaneous: This Agreement is binding on Seller's and Broker's heirs, personal representatives,
163			administrators, successors, and assigns. Broker may not assign this Agreement ~~to another listing office.~~ This
164			Agreement is the entire agreement between Seller and Broker. No prior or present agreements or representations

Seller () (_____) and Broker/Sales Associate () (_____) acknowledge receipt of a copy of this page, which is Page 3 of 4.
VLLA-2 Rev 10/13	© 2013 Florida Association of Realtors®

165			will be binding on Seller or Broker unless included in this Agreement Electronic signatures are acceptable and
166			will be binding. Signatures, initials, and modifications communicated by facsimile will be considered as originals.
167			The term "buyer" as used in this Agreement includes buyers, ~~tenants, exchangers, optionees, and other categories~~
168			~~of potential or actual transferees.~~

169	*	14.	Additional Terms: ________________________________________________________________________
170 171 172 173 174 175 176 177 178 179 180 181			The term of this Agreement shall automatically renew for 30 day periods unless either party elects not to renew this Agreement by giving written notice to the party at least 7 days prior to the expiration of the Termination Date. Either party may terminate this Agreement during any renewal period by giving 7 days' written notice to the other party. The terms and conditions of all offers and contracts, and amendments thereto, are subject to Seller's written approval. Broker shall not be permitted to any compensation in connection with the Protection Period unless (a) Broker delivers a list of prospects to Seller prior to the Termination Date and (b) a prospect on such list ultimately closes on the acquisition of the Property. Seller shall not be in default of this Agreement unless Broker gives Seller thirty (30) days' written notice and an opportunity to cure. Any term of this Agreement requiring Seller's approval or agreement shall be in Seller's sole discretion. Seller and Broker waive jury trial and waive any rights to consequential, special, or punitive damages. In no event shall Seller be required to pay or reimburse broker for any out of pocket expenses. Broker shall indemnify and hold Seller harmless from claims for compensation from other brokers and/or Broker's gross negligence. There are no third party beneficiaries of this Agreement. Broker shall maintain its brokerage license in good standing and comply with all applicable laws and codes and rules and regulations of any homeowner's association(s). Broker acknowledges and agrees that Seller may or may not improve the property(ies) in its sole discretion at any time and any such improvement(s) shall not be deemed to hinder or Interfere with Broker's obligations under this Agreement.
182

183

184	*		Seller’s Signature: ____________________________________________________Date: _________________

185	*		Home Telephone: ____________________ Work Telephone: _______________ Facsimile: _________________

186	*		Address: ___________________________________________________________________________________

187	*		Email Address: _____________________________________________________________________________

188	*		Seller’s Signature: /s/ Hunter Gary Date: 2/10/16
MB 2013 LLC, by Hunter Gary, President and CEO

189	*		Home Telephone: ____________________ Work Telephone: 212-702-4332 Facsimile: ________________

190	*		Address: 787 Fifth Avenue, 47th Floor, New York, NY 10153

191	*		Email Address: hgary@help.com

192	*		Authorized Sales Associate or Broker: /s/ Christopher Cleary Date: 2/9/16

193	*		Brokerage Firm Name: Bayswater Brokerage Florida LLC Telephone: 772-794-7827

194	*		Address: 2231 Falls Circle, Vero Beach, FL 32967

195	*		Copy returned to Seller on ____________________ by ☐ email ☐ facsimile ☐ mail ☐ personal delivery.

The Florida Association of REALTORS® makes no representation as to the legal validity or adequacy of any provision of this form in any specific transaction. This standardized form should not be used in complex transactions or with extensive riders or additions. This form is available for use by the entire real estate industry and is not intended to identify the user as REALTOR®. REALTOR®, is a registered collective membership make which may be used only by real estate licensees who are members of the NATIONAL ASSOCIATION OF REALTORS® and who subscribe to its Code of Ethics. The copyright laws of the United States (17 U.S. Code) forbid the unauthorized reproduction of this form by any means including facsimile or computerized form.

Seller () (_____) and Broker/Sales Associate (_____) () acknowledge receipt of a copy of this page, which is Page 4 of 4.
VLLA-2 Rev 10/13	© 2013 Florida Association of Realtors®

Software and added formatting © 2016 Alta Star Software, all rights reserved. * www.altastar.com * (877) 279-8898

EXHIBIT A

Address	Target Sales Price
1211 Stillwater Drive, Miami Beach, FL 33141	$2,000,000.00
1420 Biscaya Drive, Surfside, FL 33154	$4,850,000.00
Lot in between 700 88 ST and 682 88 ST, Surfside, FL 33154 (El/2 OF LOT 25 & LOT 26 BLK 28A, PB 16-44)	$2,850,000.00
18970 N Bay Road, Sunny Isles Beach, FL 33160	$2,500,000.00

NOTE: Seller may in its sole discretion from time to time designate one or more listing co-brokers for any and all properties subject to this Agreement, and Broker shall be solely responsible for compensating any and all cooperating brokers as directed by Seller.